SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the registrant  ☐                              Filed by a party other than the registrant  ☒

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☐	Definitive additional materials

☒	Soliciting material pursuant to §240.14a-12

Provectus Biopharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

Peter R. Culpepper

(Name of Person Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transactions applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, schedule or registration statement no.:
	(3)	Filing party:
	(4)	Date filed:

April 19, 2017

Dr. Timothy Scott

President

Provectus Biopharmaceuticals, Inc.

7327 Oak Ridge Highway

Knoxville, TN 37931

Dear Dr. Scott:

This is to inform you that I will not be nominating persons for election at the 2017 annual meeting of stockholders of Provectus Biopharmaceuticals, Inc., to serve as directors of Provectus.

Sincerely,

/s/ Peter R. Culpepper

Peter R. Culpepper

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